Exhibit 32.1

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL

FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of American Technology Corporation (the “Company”), that, to his knowledge, the Annual Report of the Company on Form 10-K/A for the fiscal ended September 30, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: January 30, 2006

/s/ ELWOOD G. NORRIS
Elwood G. Norris, Chairman of the Board
(Co-Principal Executive Officer)

/s/ JOHN R. ZAVOLI
John R. Zavoli, President, Chief Operating Officer
and Interim Chief Financial Officer
(Co-Principal Executive Officer and Principal Financial Officer)